Amendment
                           effective January 1, 1999
                                       to
                  National Implementation Partner Agreement
                                  ("Agreement")
                                     between
                            SAP America, Inc. ("SAP")
                                       and
                         Intelligroup, Inc. ("Partner")
                            effective April 29, 1997


As of the issuance date of January 1, 1999, this Amendment modifies the above referenced Agreement between the parties. In each instance in which the provisions of this Amendment contradict or are inconsistent with the provisions of the Agreement, the provisions of this Amendment shall prevail and govern and the contradicted or inconsistent provisions shall be deemed amended accordingly.

SAP and Partner agree that the Agreement effective April 29, 1997 is modified as follows:

1.   Delete section 7 (a) in its entirety, and insert in lieu thereof.

     "(a) This Agreement shall have a term expiring on December 31, 1999, with automatic renewals for one (1) year periods unless, at least six (6) weeks prior to a scheduled renewal date, either party gives written notice of its intentions not to renew this Agreement."

EXCEPT AS HEREIN PROVIDED, NONE OF THE PROVISIONS OF THE AGREEMENT SHALL BE AFFECTED BY THIS AMENDMENT.


ACCEPTED BY:                              ACCEPTED BY:
SAP America, Inc.
SAP                                       Intelligroup, Inc.

BY:  /s/ Brad C. Brubaker                 BY:  /s/ Robin Kearon
   -----------------------------------       -----------------------------------


NAME:  Brad C. Brubaker                   NAME:  Robin Kearon
      --------------------------------          --------------------------------


TITLE:  Vice President                    TITLE:  Vice President, SAP Practice
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